BARON

FUNDS®

Baron Emerging Markets Fund

Supplement dated November 14, 2013 to

Summary Prospectus dated April 26, 2013

IMPORTANT NOTICE REGARDING CHANGE IN THE PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING

Effective January 13, 2014, in connection with the principal investment strategy of Baron Emerging Markets Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the second and third sentences of the first paragraph under “Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following: “A developing country is a country included in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund and/or the World Bank or on country characteristics similar to those of the countries in the EM Index. The Fund may invest up to 20% of its net assets in developed countries and in frontier countries as defined by the MSCI Frontier Markets (FM) Index.”

Effective January 13, 2014, in connection with the principal risks of Baron Emerging Markets Fund, the Summary Prospectus of the Fund is modified as follows:

On page 3 of the Summary Prospectus, the paragraph following “Developing Countries” under “Principal Risks of Investing in the Fund” is deleted in its entirety and replaced with the following: “The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund and/or the World Bank or on country characteristics similar to those of the countries in the EM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.”

This information supplements the Summary Prospectus dated April 26, 2013. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.